Exhibit 10.27

Contract number: XRGF-0190-P-2010-0002
Name of contract: Parts acquiring contract
Party A (Buyer): Jiangsu Xinri E-Vehicle Co., Ltd
Party B (Supplier): Changxing Chisen Electric Co Ltd
Origin of contract signed: Wuxi City, Jiangsu province
Date of signing: January 2010/11/29

Parts acquiring contract

Party A (Buyer): Jiangsu Xinri E-Vehicle Co., Ltd
Party B (Supplier): Changxing Chisen Electric Co Ltd
After the negotiation, general matters for sales and purchase of parts are as followings:

1. Declaration and guarantee
   1.1 Declaration and guarantee of Party A: Party A is legal person approved by the country. It had strong legal status and good reputation. It also got the obligation of the company power and competence under this signed contract.
   1.2 Declaration and guarantee of Party B: Party B is legal person approved by the country. It had strong legal status and good reputation. It also got the obligation of the company power and competence under this signed contract.
   1.3 Guarantee: Both party signed and carry out the contact without against the China law, regulation, chapter law, provision or policy and related regulation and no binding to any contract, agreement which lead to conflict. Both parties declare that when this contract is sign, they are in good financial status without insolvent.
   1.4 Agreed by both parties: Within the valid period of this contract, if any party disclose a false statement and lead to loss to the other party, it have to compensate the counter party.

2. Meaning of terms
   2.1 Parts: It is goods that Party B supply to Party A which is for the business purpose. (Including but not limited to the parts, accessories, and specification, etc) Party B committed that all the parts are conformed to the China law, regulation, chapter law, provision or policy and related regulation.
   2.2 Non approved parts: Parts which do not follow regulations by country's law, party B's promises or parts demanded by Party A requires from Party B, are considered non approved parts in party A's business process (which includes

and is not limited by manufacturing, assembling, sales and after sales services)

2.3 Plan for supplying products from Party A: which is to be supplied from Party A to Party B, including parts name, model number, amount, technical or special requirements, period of supply, address to supply to and other details are to be formally written in a notice or email.

2.4 Loss of reputation: If this contract affects or damages the reputation, trademark or image of Party A, or related companies, which includes: caused by Party B (includes and unlimited by, quality, fake goods, misleading promotions, invading other's rights or privacy services etc.), which causes the media (which includes and not limited by television, broadcast, newspaper, magazines and internet etc.) to expose Party A, or related executive members (which includes and not limited by consumer's association, quality assurance department, third party laboratory etc.) 2, Prior to exposure, due to problems from defect parts supplied by Party B, after sales services which causes a lot of people to know that the problem arises from Party A's faulty parts or after sales service. 3 Other damage of reputation, tradesmen or image to Party A or their related companies by Party B.

3. General

3.1 Both parties binds together by this contract of trade with trust, fair and equality.

3.2 According to this contract, Party B as the selling according to the needs of parts, materials or supporting materials etc. by Party A, to Party A, whereby Party A is the buyer

3.3 The commercial holding represented by Party A, has a broad customer network and persistent influence in the society. Party A strives to pass the best products and improved services to customers in order to improve customer's satisfaction, providing Party B with an efficient business platform. Party B promises to provide supply of the best quality of parts to Party A, and to provide the lowest price for parts which is comparable to any other third parties, following prices according to the market, to ensure the competitiveness for both parties.

3.4 For the benefit of both parties, during the effective period of this contract, Party B should provide the parts under defined requirements to Party A, to satisfy the market needs. Continuous and steady supply of products will allow both parties to stay competitive.

3.5 This contract includes the following attachments <Quality assurance agreement>, <after sales services agreement>, <Pricing and terms>, which all have legal and binding power.

3.6 May both parties need to sign any supplementary agreements, these agreements

along with this agreement will all have legal enforceable right.

4. Trade

4.1 Pricing

4.1.1 Regarding the price of parts, Party B needs to submit a signed pricing list which includes the parts name, specification, anticipated price and other details to Party A. A <pricing terms> is to be signed and stamped after both parties agrees.

4.1.2 Despite of special requirements, the pricing of parts includes part's unit price, packaging price, transportation fee from Party B to Party A, product storage fee insurance and other related cost from transferring of goods.

4.1.3 Cost for third party laboratory testing is to be paid by Party B, expenses from weekly testing of parts or appointing of third party laboratories are to be paid by Party B.

4.1.4 Regulations of packaging: Party be should use card board boxes, wooden boxes etc. as packaging, which can protect and not scratch the products. Every unit of parts must be placed in an organized manner, and it to be separated by either bubble wrap of paper individually. Exterior of the packaged boxes must match the requirements made by Party A, which includes the supplier's name, parts name, model number, number of units. Except for the transporter, other packaging goods are not to be returned to Party B. If Party B requires a retrieve of packaging goods, both party is to sign an agreement, to agree on the special packaging required.

4.2 Delivery

4.2.1 Base on the need of Party A, goods supply planning (including name of parts, serial number, quantity, technology requirement and special requirement, due date, delivery address) will be fax or email to inform Party B. Fax number of Party B is 0572-6267262, and the email address : zhaohong@chisenpower.com.

4.2.2 Party A should adjust the planning according to 4.2.1.

4.2.3 Party B should manage the planning by a specific person. The planning will be regard as received by Party B after 2 hours which sent out. Party B should inform Party A with written notice within 24 hours (but have to be 12 hours before the delivery date) if B does not agree with the planning. Otherwise Party B will be regarded as accept the planning.

4.2.4 According to the planning, Party B will deliver the qualified goods to Party A on time, with delivery notes, detailed record included name of parts, serial number, standard and quantity.

4.2.5 Party B should inform Party A by written notice within 24 hours (but should be one day before the delivery) if it cannot deliver the goods on time together with the reason, estimate delivery date and policy and perform according to Party A requirement.

4.2.6 Party B need to compensate the loss suffered by Party A if it cannot execute according to 4.2.3, 4.2.4and 4.2.5.

4.2.7 Party A can reject the delivery if the quantity is exceed the required amount.

4.2.8 Party A cannot reject the delivery if the goods are delivered according to the planning. Otherwise Party A need to compensate the loss of Party B.

4.2.9 For the continuous supply of goods, Party B should retain adequate quantity of raw material, semi-finished goods and finished goods.

4.2.10 Party B should guarantee the supply in stable and continuous condition. If it is planned to stop the supply temporarily, one month written notice should be given to Party A. For the supply is planned to stop for long-term period, 3 months written notice is needed. Otherwise Party A has the right to stop the payment. Party B has to compensate Party A base on the actual amount.

4.3 Goods acceptance standard and methods

4.3.1 The quality of parts and technology standard should be in line with the agreed drafts, standard and samples. Party B should sign on the above detail as acceptance. Without the written approval, Party B cannot alter the producing process, facility, standard and origin of producing.

4.3.2 Party B should deliver the parts according to the required location of Party A. Party A should do the sample test within 48 hours. If the quantity and quality is different to the requirement, written notice should be given according to 4.2. If Party B disagree with it, written notice should be submit within 72 hours. If no disagreement is received within 120 hours, it is regarded as acceptance.

4.3.3 The using right of the parts is transfer from Party B to Party A at the time of using of parts.

4.3.4 Trademark and company logo of Party A are printed on the parts. With the agreement of both parties, all the trademarks and company logo on unqualified goods are to be destroy under the supervision of Party A without selling in the market. Otherwise Party B should bear the responsibility according to point 6.

4.4 Parts storage

4.4.1 Once the parts sent from Party B to Party A, the arrived inventories will be checked within 30 minutes, and once all of the inventories are check they are ready to be stored up on the same day. May there be any problems with the inventories, one

must notify and assist the person responsible immediately. If there is a delay in the application for storage process causing Party A to not being able to store the inventories in time, Party B must bear all the responsibility.

4.5 Payment method and due date

4.5.1 See the "Pricing rule" signed by both parties.

4.5.2 Payment through cheque or remittance.

4.5.3 Party A on 1st to 10th every month should check the current accounts, balance of the accounts by both parties on $11^{th} - 19^{th}$, refund process and after sales services by Party B. No payment will be make if excess the due date. Party B give cheque to Party A on $10^{th} - 15^{th}$, Party A settlement amount of month before last month. If batch of goods are unqualified, party A has the right to stop the payment.

4.6 after the production stop, Party B should guarantee the supply of after-sales product for 5 years.

5. Management of supplier

5.1 Party A review the quality control system base on the requirement, and notice will be given to Party B 1 week before. Party B need to respond in 3 days time. Both parties can adjust the date according to the actual situation. Party B is not allow to interfere the review with any reasons.

5.2 Party A review the supply of Party B periodically and result will be inform. Party B should adjust the quality and management according to the result. At the same time, Party A has the right to adjust and even stop the business base on the result of review.

5.3 Party B should reach the ISO quality approval, and strictly follow the

6 Breach of contract

6.1 As to guarantee the stability of parts quality, deposit is to be paid (amount of deposit according to the quantity and quality of parts). Full amount of deposit is to be refund 2 months after the expiry date of quality guarantee.

If party B stop the supply or no continuous after the contract end, parts which included battery, electric lock, control panel and charger, Party B should pay after-sale deposit. If no quality problem appear within the period of time, deposit is to be refund in ___times. This deposit is to be retain in the recent __ months payment.

6.2 If party B cannot provided parts according to the time and quantity of party A, supplies should be adjust and loss should be compensate. If more quantity is supplied, Party A has the right to refund. Party B has to pay penalty of 3% of total parts every 1 hour late. Less than 1 hour is count as 1 hour.

6.3 If the supply of parts is different to 4.3.1, Party A should inform Party B with written notice and Party B should reply within 8 hours otherwise will be regard as

acceptance. Party B should bear the loss and refund charges if the parts are regard as unqualified goods.
6.4 When return of goods is required by Party A, Party B should pay all the handling charges and storage charge base on the actual amount.
6.5 If the parts are wrongly deliver to location or buyers, Party B should deliver again to the correct location and compensate the loss and bear the delivery charges.
6.6 Party should adopt confidential policy when special supply is requested. If it is reveal, Party A should bear all the loss. Standard of the compensation will be 4 – 20 times of the cost of sales and produce (not less than RMB100,000).
6.7 If the parts quality problem caused by produce, sales and use of consumers, n lead to reputation, economy and mental loss, Party B should confirm the compensation within 24 hours of written notice received. Otherwise it will regarded as acceptance and compensate will be deduct from the payment or deposits.
6.8 If the amount of unqualified parts are more than the agreed proportion, Party A has the right to reject that batch of parts, or accept with a decrease of price. The decrease of price is based on 1%-3% of that batch of parts. If there are 3 times continuous unqualified parts greater than the agreed amount, Party A has the right to terminate the contract and receive compensation from Party B.
6.9 Within the valid period of this contact, if Party B (including staff and entrusted parties of Party B) or supplier of Party B leads to loss of reputation of Party A, Party A should bear the termination responsibility of 100,000 to 500,000, The specific amount will be decide by Party A. Party B should pay the compensation within 10 days of notice received (notice include the general fact and related material), otherwise the amount will be deduct from the payable amounts.
6.10 Unless prior written agreement is made, Party B cannot spread out the related services with Party A (including but not limited to advertisement, introduction of company, website, and news) and related company. Otherwise, party B has to pay penalty not less than RMB100,000.
6.11 Without agreement with any of the parties, this contract is not allowed to disclose to third party, otherwise penalty is to be pay not less than RMB 100,000.

7.1 Party B has to responsible to loss if fake parts and advertisement are occurred and leads to loss of Party A. Once this situation occurred, all the payable amounts will be stop and inform Party B with written notice. From the date of notice :
7.1.1 Party B should pay RMB 100,000 to Party A as penalty and compensate loss (both direct or indirect) suffered.
7.1.2 Except 7.1.1, if Party A cause loss to Party B because of fake parts and advertisement, Party B should pay the penalty of RMB 200,000 within 5 days.

7.1.3 Party A has the right to deduct penalties if Party B cannot pay on time.

7.1.4 Party B should return of parts and bear all the charges if it supply fake parts and untrue advertisement before the parts are sale.

7.1.4 For the sold fake parts, Party B should pay 300% of total sales (base on Party A) as deposit.

7.2 According to point 7 of this contract, all the charges of exchange and return of parts, destroy of packing are bear by Party B.

7.3 All the intellectual property of Party A (included trademark, copyright and patents) parts, unless written agreement by Party A, Party B cannot disclose to third parties (included but not limited to testing, selling, giving and advertising).

7.4 If Party B default the contract, it has to compensate all the losses according to 7.1.1, 7.1.2, 7.1.3, 7.1.4 and 7.2.

8 Prohibition of corruption

8.1 Both parties agreed the prohibition of corruption. If Party A corrupt any related parties of Party B, included but not limited to discount, entertainment, purchase of housing, employment, local and overseas travelling, shopping discount, and loans to party A related parties, are regarded as corruption. If the above occurred, Party A has the right to terminate the contract. Party B agreed to pay penalty of not less than 100 times of the corruption amount. If the situation is serious and illegal, it is to be pass on to legal department.

8.2 Employed of employees of Party A's are prohibited.

8.3 When specific department are set up by Party A to investigate and handling corruption, Party B should cooperate with the investigation. Phone number of related department: 0510-81013095.

9. Contract change, termination and expire

9.1 Except the termination situation agreed, Party A has the right to terminate as follows:

9.1.1 Party B stop the supply in unreasonable situation or does not supply over 120 hours after orders are received.

9.1.2 Payment overdue more than 1 month

9.1.3 Party B possible situation included but not limited to the followings:

Negative new leads to risk of business; big changes to the right of shares; big changes to core management department; important legal issue; insolvent etc. Party A can make decision soley when above occurred.

9.1.4 Party B seriously against the contract, and does not correct 160 hours after written notice given by Party A.

10 Non-resistance terms

10.1 If either party bounded by this contract, is affected by non-resistance matters causing obstruction to obligations in this contact, depending on the degree of the affect, parts of the contract can be freed from its responsibility. The party affected by any non-resistance matters must notify the other party within 48 hours, and to provide documental proof of the non-resistance matter, affected area and the degree of affect within 120 hours after the incident. If not, the party affected by the non-resistance matter will not be exempted from their responsibility. If either party delays their obligation due to non-resistance matters will not be exempted from their responsibilities.

10.2 If either party bounded by this contract, is affected by non-resistance matters, the affected party must do all they can to minimize the loss on the other party, if not the party must bear all the responsibility for not minimizing the loss.

10.3 When the non-resistance matter has ended, and is not affected any obligations stated in this contract, both parties bounded by this contract must resolve and provide remedy in mending this contract.

11. Others

11.1 Amount of deposit

11.2 Any correct made in this contract without the signature of parties, regarded as invalid.

11.3 Titles of this contract are description and explanation only.

11.4 Both parties are not partnership after the sign of this contract. At the same any of the party cannot be representative of the other.

11.5 Valid ID is needed when contract sign by contract (business registration, registration of taxation) with corporate stamp of Party B.

11.6 This contract has 3 copies, 2 hold by Party A and 1 hold by Party B. it is valid after signed n stamp.

11.7 This contract is valid to inheritors and enforceable.

12 Method resolve contract dispute

Both parties resolve contract dispute by negotiation. When the negotiation failed, it will be judge by People's Court.

13 The contract is force by law once it is signed. Both parties should follow strictly.

14. The valid period of this contract is from January 1, 2010 to December 31, 2010.

This contract and supplement will have one month extension if no further notice given for the 240 hours before expiry date.

Party A: Jiangsu Xinri E-Vehicle Co., Ltd
Address: No. 8 Xin Ri Road, Xin Shiji Gongye Yuan, Wu Xi Shan Disctrict, Jiangsu Province
Postcode: 214104

Party B: Changxing Chisen Electric Co Ltd
Address: Jing 1 Road, Economic Development Zone, Zhangxing, Zhejiang
Postcode: 313100

Appendix: Quality Assurance Agreement

长兴昌盛电气有限公司

编号：CS-QEOR-183

长兴昌盛电气有限公司

合同审批签单

合同名称	[illegible]		业务单位	[illegible]	
制定部门	[illegible]	部门主管签字	[illegible]	制定日期	2010.5.17
公司主管领导审核	[illegible] [illegible] 签字： 2010年 5月17日				
常年法律顾问审查（或委托人）	[illegible] [illegible] 2010.5.20 签字： [illegible] 年 月 日				
财务审核	签字：[illegible] 2010年 5月20日				
法人或法人授权代表批准	☐ 须签 ☑ 免签 签字： 年 月 日				
档案室编号存档	CS-QEOG-CMS-HT-43 签字：[illegible] 2010年 5月20日				

合同编号：XRGF-0109-P-2010- 0230

部件采购合同

甲方(需方)：	江苏新日电动车股份有限公司
乙方(供方)：	宜兴昌盛电机有限公司
签订地点：	江苏省无锡市
签订时间：	2010年元月

部件采购合同

甲方（需方）：江苏新日电动车股份有限公司（以下简称甲方）

乙方（供方）：[illegible]电子有限公司（以下简称乙方）

经友好协商，双方就部件购销的基本事项签订合同如下，双方遵照执行：

1.陈述与保证

1.1 甲方陈述、声明并保证如下：甲方系由国家批准成立的法人，具有健全的法律地位和良好的声誉，并拥有签署本合同并履行其在本合同项下义务所需的公司权力和权限。

1.2 乙方陈述、声明并保证如下：乙方系由国家批准成立的法人，具有健全的法律地位和良好的声誉，并拥有签署本合同并履行其在本合同项下义务所需的公司权力和权限。

1.3 双方保证：双方签订和履行本合同不违反中国的法律、法规、规章、规定或政策以及该方的有关章程，也没有同对该方具有约束力的任何合同、协议（包括但不限于担保合同或协议）发生抵触之处。双方进一步陈述和保证，其在签订本合同时财务状况良好，没有出现资不抵债，并且也不知道任何可能使其债权人有权指定接管人或申请其破产、或对其资产行使任何其他权利的情况。

1.4 双方同意：在本合同的有效期限内的任何时候，双方应当就上述陈述、声明或保证的虚假或错误给对方造成的损失承担赔偿责任。

2. 名词定义

2.1 部件：是指乙方为甲方供应的可满足甲方经营用途的商品（包括但不限于部件本身、附件、配件、规格书等）。乙方承诺，部件符合国家的法律、法规、标准及双方的约定且不侵犯任何第三方合法权益的合格产品。

2.2 不合格品：指在甲方经营（包括但不限于生产、装配、销售和售后服务）过程中，出现的不符合国家的法律、法规、标准、乙方承诺或甲方对产品需求的乙方部件。

2.3 甲方供货计划：是甲方向乙方发出的，载有部件名称、规格型号、数量、技术要求、或特别要求、供货期限、到货地址等内容的书面通知或电子文档；

2.4 声誉损失：本合同中所称给甲方造成声誉损失的情况是指给甲方或甲方相关公司造成名誉、商号、商标、商誉负面影响的情况，包括但不限于：1、因乙方原因（包括但不限于质量、假冒伪劣、虚假宣传、侵犯他人知识产权、售

后服务等问题）造成甲方被媒体（媒体包括但不限于电视、广播、报纸、杂志、网络等）负面曝光，或被相关行政部门或组织（包括但不限于消协、质量监督部门、第三方试验室、公证机构等）公告的；2、虽未被曝光，但因乙方的部件问题或售后服务问题造成相当多人员认为或知悉甲方提供的部件或服务存在问题的；3、其它乙方给甲方或甲方相关公司造成名誉、商号、商标、商誉负面影响的情况。

3.总则

3.1 甲、乙双方基于平等互利，诚实信用的原则，根据本合同进行交易。

3.2 根据本合同规定，乙方为卖方，按甲方要求将部件、材料、辅助材料等（以下简称部件）持续卖给甲方，甲方为买方。

3.3 甲方所代表的商业集团，在电动交通工具行业内拥有庞大的消费客户群体和持续的社会影响力。甲方致力于通过最佳的商品和服务提升客户满意度和品牌内涵，为乙方提供高效率的商业平台。乙方承诺向甲方提供最优惠的部件供价，即在同时期内低于提供给任何第三方的同种部件的最低价，并根据市场变化调低供价，持续保持双方的市场竞争力。

3.4 为维系双方利益，在本合同有效期内的任何情况下，乙方应优先按双方约定的要求给甲方供应部件，满足市场的经营需求。连续稳定的供货是双方互利合作的基础，不成为解决任何争议的前提。

3.5 本合同附件包括《品质保证协议》、《售后服务协议》、《价格条款》，与本合同具有同等法律效力。

3.6 合同双方在必要时可以就合同中未尽事宜签订补充合同，补充合同与本合同具有同等法律效力。

4.交易

4.1 价格

4.1.1 关于部件的价格，乙方需在甲方指定的报价单上填入部件名称、部件规格、期望价格及部件的详细报价等内容并签字盖章交给甲方，双方在协商一致后书面确认；或签订单独的《价格条款》。

4.1.2 除有特别规定外，部件的价格包括部件单价、包装费、从乙方到甲方的运输费、货物存放费、保险费等与交货相关的一切费用。

4.1.3 第三方型式检测费用由乙方负担，周期检测的部件及委托第三方检测的费用由乙方承担。

4.1.4 包装标准：乙方应采用周转器具或用纸箱、木箱等包装，要求牢固可靠不磕碰划伤。零部件摆放合理，相邻零部件由发泡塑料或纸板等物隔开。包装箱外面的标识应符合甲方相关规定，具有明显的供方名称、部件名称、规格型号、单箱数量等标识，除周转器具外乙方不再对包装物回收。若乙方要求对包装物回收的，双方另行签订合同，对有特殊包装要求的部件另行协商。

4.2 交货

4.2.1 甲方根据需要，将供货计划（含部件名称、规格型号、数量、技术要求及特别要求、供货期限、到货地址等要求，以下简称“计划”）以书面传真、电子邮件等方式通知乙方。乙方指定的传真号码为：0572 - 2267262，电子邮箱地址为：zhaohong@chisenpower.com

4.2.2 甲方计划若有调整，以 4.2.1 条约定的方式通知乙方。

4.2.3 乙方须指定专人接收、管理甲方的计划信息。甲方计划在发出 2 个小时时视为乙方已经收到，若乙方对甲方的计划有异议时，必须在 24 小时内（但应在甲方要求发货日前 12 小时）以书面形式与甲方沟通，否则视为乙方已经认可。

4.2.4 乙方根据计划中要求，将合格部件按期交付甲方，同时附带送货清单，详细记录部件名称、部件编码、品种规格、数量等，甲方按实收数量签收。

4.2.5 乙方因故不能按前项规定交货，应在计划收到后 24 小时内以书面形式通知甲方（但应在甲方要求发货日前一个工作日），同时通报其原因、预计交货期、对策等，并遵照甲方要求执行。

4.2.6 因乙方未执行第 4.2.3 条、第 4.2.4 条、第 4.2.5 条规定而造成甲方损失的，乙方负责承担全部责任。

4.2.7 乙方送货数量超过甲方计划要求时，甲方有权拒收。

4.2.8 乙方按计划要求供货时，甲方不能拒收乙方的合格部件，否则，给乙方造成的损失由甲方承担。

4.2.9 乙方对正常连续供货的部件，须保持必要的原材料、半成品和成品库存量。

4.2.10 乙方应保证生产条件的稳定和连续，若计划停止供货，应提前书面通知甲方，临时停供需提前一个月通知，长期停供需提前三个月通知。否则，甲方有权暂停支付货款。给甲方造成损失的，乙方负责据实赔偿。

4.3 验收标准及方法

4.3.1 部件质量要求、技术标准应完全符合经甲方确认的部件图纸、规格书、封样等资料，乙方必须在上述资料上签字、盖章以示确认接受。未经甲方书面许可，乙方不得擅自更改部件的生产工艺、生产设备、材料、规格、生产厂地。

4.3.2 乙方部件按甲方的要求送到指定地点后，48 小时内甲方进行抽样检验，发现数量不符或不良项目时，以 4.2 条约定之方式通知乙方，乙方若有异议，应在接到通知后 72 小时内书面申请复核，或派人到甲方现场确认，否则视为乙方同意甲方通知并按照执行。甲方在到货 120 小时内未提出异议者，视为本批部件验收合格。

4.3.3 部件的所有权在甲方使用之时起，由乙方转移到甲方。

4.3.4 鉴于有些部件上附带有甲方的商标或企业标志或字号等知识产权，甲乙双方一致同意，对凡经甲方检验质量不合格的部件，包括甲方退货的或由乙方维修、返工的，维修、返工后经甲方再次检验质量仍不合格的，除甲方和乙方达成让步协议由甲方降价接收的以外，全部在甲方的监督下将带有甲方商标或企业标志或字号等知识产权标识销毁，绝不允许流入社会、市场或挪作它用。否则乙方按第 6 条款的约定承担责任。

4.4 部件入库

4.4.1 乙方部件在到达甲方指定地点后须 30 分钟内报检，并在检验合格后当天办理物料入库手续。如有特殊情况应及早通知甲方相关人员，并配合甲方进行处理；如因办理入库手续不及时造成甲方帐务与乙方不符的，由乙方承担全部责任。

4.5 结算方式及期限

4.5.1 参见双方签订的《价格条款》。

4.5.2 货款结算形式按方式____操作。

☑1、支票或电/信汇

☐2、___个月无息银行承兑汇票

☐3、___个月无息商业承兑汇票

4.5.3 甲方每月 1～10 号核对往来帐务，11～19 号双方确认对帐结果，20～24 号由乙方到甲方办理不良品、售后配件退货手续，在规定期限内未办理完的，不予结算。10～15 号在乙方向甲方开具正式增值税发票后，甲方支付上上个月的货款。如乙方所供部件质量出现批量问题，甲方有权暂停付款。

4.6 部件在停产后，乙方应保证 5 年内的售后配件供给。

5. 供应商管理

5.1 甲方按需求定期或不定期组织对供应商进行质量管理体系审核，并在审核日期前一周通知乙方，乙方在 3 日内回复，双方根据实际情况可对审核日期适当调整，乙方不得以任何借口阻挠审核。

5.2 甲方对乙方供应情况进行定期考核，并将考核结果通知乙方，乙方应严格按甲方提出的要求进行整改并提高自身管理及质量。同时甲方有权根据考核结果对乙方供应比例等进行调整甚至终止与乙方的合作关系。

5.3 在 2010 年度内乙方应达到 ISO 质量体系认证，并严格执行按 ISO 质量中的相关要求。

6. 违约责任

6.1 甲方为保证部件质量的稳定性，对乙方提供的部件预留质量保证金（保证金数额按供货数量及价值确定，在货款中分批扣除，乙方所供部件在市场返修率大于双方约定的比例或供货量提高时，双方重新协商调整质量保证金的数额），质量保证金在所供应的部件质量保证期到期后二个月内，全额返还乙方。

如乙方停止供货或合同到期后双方不再续定的，乙方应将未到售后服务期部件总货款的____%（根据乙方部件市场返修率确定）作为售后服务保证金，如售后服务期内未出现质量问题，售后服务保证金分_____次等额返还给乙方，该保证金从乙方的未结货款或者最近___个月的货款中预留。

6.2 乙方未按计划规定的时间和数量供货时，少交而甲方仍需要的，应照数补交并赔偿因此而给甲方造成的损失；多交而甲方不需要的，甲方有权退货；不能按期交货的，应赔偿甲方的经济损失。每延迟一小时，乙方应向甲方支付部件总货款 3%的违约金，不足一小时按一小时计算。其余赔偿根据甲方损失而定。

6.3 乙方所供的部件不符合 4.3.1 条约定的，经甲方评审为让步接收的，甲方按质论价并以书面形式（或电子邮件）通知乙方，乙方应在 8 小时内作出答复，否则视为乙方同意；甲方评审为不良退货的，乙方应承担退货费用及给甲方造成的经济损失。

6.4 甲方要求退货的部件，在甲方规定的退货期限后由甲方有偿保管，代保管期内乙方应向甲方支付实际发生的保管费，计费标准按甲方仓储收费标准执行。

6.5 乙方部件错发至到货地点或接货人，除按合同规定负责运到指定的到货地点或接货人外，乙方还应承担由此而发生的运杂费和延期交货所给甲方造成的损失。

6.6 乙方对甲方有特殊供货要求或甲方有自主知识产权的部件，应采取措施保密，因乙方原因泄露的，一经发现须赔偿甲方的全部经济损失。赔偿标准为其它厂商生产、销售量价值的 4～20 倍（不低于人民币 10 万元）。

6.7 由于乙方部件质量问题在甲方生产、销售、客户使用过程中，给甲方或甲方客户造成品牌、经济、精神损失的，乙方须在接到甲方书面通知后 24 小时内予以确认并赔偿甲方及客户损失，否则将视为同意甲方的通知及处理结果，该损失将在乙方货款或保证金中直接扣除。

6.8 乙方所供部件质量经甲方检验，不良品数大于双方约定的比例时，甲方有权拒收该批次部件；或予以降价使用，降价标准为本批次货款的 1%～3%，连续三次不良品数大于双方约定的比例时，甲方有权解除合同，由此产生的经济损失由乙方承担。

6.9 本合同有效期内，因乙方（包括乙方工作人员及乙方委托提供服务的相关人员）或乙方供应商原因造成甲方声誉损失的，应当向甲方承担 10 万元以上 50 万元以下的违约责任，具体数额由甲方单独决定，乙方应当在甲方发出关于造成声誉损失的有关通知（通知内容应包括具体事实及相关材料）后的 10 日内向甲方支付违约金，逾期支付的甲方可在未结货款中直接扣收。

6.10 除非经过甲方事先书面同意，乙方不得在其有关服务的任何内外传播（包括但不限于广告、公司简介、网站、宣传片、内刊、新闻等方式）中提及甲方及其相关企业，否则，甲方有权要求乙方支付不低于人民币 10 万元的违约金。

6.11 未经一方允许，另一方也不得将本合同内容透露给第三方，否则应支付不低于人民币 10 万元的违约金。

7.知识产权保护

7.1 对于乙方部件侵犯了第三方知识产权或假冒部件、虚假宣传，而引起甲方遭受的一切损失，均由乙方承担。甲方一经发现上述情况，所有应付帐款全部暂停支付，并以书面形式通知乙方，自通知发出之日起：

7.1.1 乙方应于 3 日内向甲方支付 10 万元人民币的违约金，同时另行赔偿甲方全部（包括直接和间接）经济损失。

7.1.2 对于甲方因销售乙方提供的侵权部件、假冒部件或被虚假宣传的部件而致使甲方遭受损失的，除 6.1.1 条外，乙方应在 5 日内另行赔偿甲方声誉损失费 20 万元人民币。

7.1.3 乙方未按上述时间支付给甲方违约金、经济损失和声誉损失的，甲方有权从乙方应付帐款中扣除。

7.1.4 乙方对其提供给甲方但尚未售出的侵权部件、假冒部件或被虚假宣传的部件，应在 15 日内无条件退货并承担一切相关费用。

7.1.5 对已售出的乙方提供的侵犯知识产权的部件，甲方按实际销售的总金额（以甲方财务数据为准）的 300%向乙方收取顾客赔偿准备金并转入保证金。（在超过诉讼时效后且部件售后保修期结束之后，进行统一结算，多退少补。）

7.2 对于本节所述的情况，更换或退货的全部往返运费、包装破损等费用由乙方承担。

7.3 涉及甲方知识产权（包括但不限于商标、专利、版权等）的部件，除非甲方书面许可，乙方不得向任何第三方提供（包括但不限于测试、销售、赠与、宣传等）。

7.4 如有乙方违约以上约定，则应向乙方按 7.1.1，7.1.2，7.1.3，7.1.4，7.2 条之约定承担全部责任。

8.商业贿赂之禁止

8.1 双方都同意坚决杜绝商业索贿、行贿及其他不正当商业行为，如乙方以任何形式对甲方员工及其亲属进行商业贿赂，包括但不限于如“回扣”、“娱乐”、“购房”、“就业”、“国内或国外旅游”、“购物折扣”、“借钱给甲方的人员”等，皆视为商业贿赂。如有发生上述情况，甲方有权中止合同，乙方同意支付给甲方违约金不少于其行贿数额的 100 倍(不低于_____万元人民币)，如情节严重或涉及刑事，则提交司法部门处理。

8.2 另雇用甲方辞、退职人员和跳槽人员也在商业贿赂禁止条款之列。

8.3 甲方设立专职部门（审计监察部）受理关于商业贿赂事件的调查和处理，乙方须无条件认真配合甲方审计监察部的各项工作。受理电话：0510-81013095。

9. 合同的变更、终止、解除、期满

9.1 除本合同另有明确约定的情形外，甲方在下列情况下具有解除合同的权利：

9.1.1 乙方无正当理由停止向甲方供货或乙方收到甲方订单逾期120个小时未向甲方按订单供货的；

9.1.2 合同约定乙方应交纳的各种款项逾期一个月未交纳的；

9.1.3 乙方可能出现包括但不限于以下情况之一的：

出现重大负面新闻形成经营风险的；股权发生重大变化的；重要管理层发生重大变化的；企业产生重大诉讼的；有丧失或者可能丧失履行债务能力的其他情形等等。上述情况甲方可独立判断。

9.1.4 乙方严重违反合同约定，经甲方书面催告160个小时后仍不改正的。

10. 不可抗力条款

10.1 本合同任何一方遭受不可抗力事件的影响造成本合同项下的部分义务不能履行，根据不可抗力事件影响的程度，可以部分免除责任；但是遭受不可抗力事件不能履行义务的一方应当在发生不可抗力事件的48小时内及时通知另一方，并且在不可抗力事件结束后的120个小时内向另一方提供能够证明不可抗力事件发生、影响范围和影响程度的证明，否则遭受不可抗力事件不能履行义务的一方不得就此免除责任；任何一方延迟履行义务后遭受不可抗力事件的，不能免除责任。

10.2 本合同任何一方遭受不可抗力事件的影响时，其应采取一切可以减少对方损失的措施，否则其应就因其没有采取措施或者采取的措施不当而扩大的损失承担责任。

10.3 当不可抗力事件已经结束，不再对本合同的任何条款或者约定的履行产生任何影响时，本合同双方应尽一切可能恢复本合同的履行。

11. 其他约定事项：

11.1 质量保证金__________元人民币。

11.2 合同中任何印刷字体未经双方签字、盖章确认的删除、涂改、添加一律无效。

11.3 本合同的标题只作为对本合同的描述和解释。

11.4 本合同中双方之间并不因签订本合同而构成合伙关系，也不因签订本合同而形成合资关系，同时任何一方都不能作为对方的代理人。任何一方无义务代表对方，亦无义务对对方的行为或其不履行之义务负责。

11.5 合同签订时乙方需要随合同附乙方有效证件（营业执照、税务登记证、组织机构代码等）并加盖乙方的企业公章。

11.6 本合同一式三份，甲方执两份，乙方执一份。经双方签字、盖章后生效。

11.7 本合同对每一方的继承人和受让人均有约束力。

12. 解决合同纠纷的方法：

双方以协商解决为主，协商不成时，由合同签订地人民法院裁判。

13. 本合同一经签订即具有法律效力，双方应严格遵守。

14. 本合同有效期为 2010 年 [illegible] 月 1 日至 2010 年 12 月 31 日。期满前 240 个小时内若双方无异议本合同及附件续延一个月。

甲　　方	乙　　方
单位名称：江苏新日电动车股份有限公司	单位名称：[illegible]
单位地址：江苏省无锡市锡山区新世纪工业园新日路 8	单位地址：[illegible]
通讯地址：同上	通讯地址：[illegible]
邮政编码：214104	邮政编码：[illegible]
银行帐户：	银行帐户：
日　　期：	日　　期：

附表：乙方供应甲方部件明细表：

序号	部件编码	部件名称	规格型号	备注

附件一：

质量保证协议

甲方：江苏新日电动车股份有限公司

乙方：长兴昌盛电气有限公司

1、质量责任及要求

1.1 甲方应了解乙方产品生产过程的质量保证情况，督促其建立健全质量体系，有权对其质量体系和质量保证能力进行审核或评定。

1.2 乙方应指定质量负责人负责所供甲方产品的质量保证活动，包括与质量有关事项的沟通、质量问题的处理等，质量负责人的任命及变更应及时通知甲方。

1.3 乙方必须严格按照甲方产品图、样件、产品标准、指定标准等的要求进行生产，否则甲方将严格按《违约索赔细则》相关条款进行索赔；

1.4 凡甲方要求的规格变更，如材料、尺寸、状态变更等，必须以甲方技术部门书面发出的技术通知为准（在开发阶段未设计定型的产品可用书面传真），否则，乙方有权不进行更改，如不按此实施，导致的损失全部由乙方承担；

1.5 乙方需要进行规格变更的，必须先提出申请报甲方品技部门，需甲方技术部门批准后再按书面的技术通知进行变更，否则甲方将严格按《违约索赔细则》相关条款进行索赔。

1.6 乙方应按甲方要求的频次和内容提供自检报告，甲方按要求的频次进行型式试验，产品由乙方免费提供。

1.7 甲方在验收和使用中发现乙方质量问题时应及时通报乙方，乙方在收到质量问题函电后应立即作出反应，如：立即派员到甲方处理；提出处理及整改措施，并书面向甲方反馈实施情况。若未按要求完成，则按《违约索赔细则》进行索赔。

1.8 当甲方需要时，可与乙方协商向甲方提供自制的检具以及检具图纸。若未按要求完成，则按《违约索赔细则》进行处罚。

1.9 乙方产品的质量保证期应满足《电动车和电动摩托车产品质量检查评定办法》和国家有关法律、法规、行业标准的有关要求。

1.10 乙方应建立健全并保持完整有效的质量体系，不断增强质量保证能力。

1.11 乙方应主动贯彻GB/T19001(ISO9001)最新有效版本的质量管理体系认证，一经通过认证，应及时将通过认证的证书复印件和每年（或半年）的审核合格证书寄送甲方。

1.12 甲方在入厂检验、试验、定期抽查、鉴定和在使用过程中发现的不合格，乙方应承担责任。

2、验收

2.1 乙方提供的产品必须全面符合甲方提供技术资料及技术标准包括产品图、3D 数据、技术条件、企业标准、更改函件、封样件等，乙方设计的产品图、技术条件、企业标准需经甲方确认。凡甲方技术资料未明确的或在双方签字的技术质量协议未明确规定的按相关国家标准执行。。

2.2 乙方必须编批交验，每批不得超过两天的装车量，同一交验批中不允许有以下混批：

a.不同材料批

b.不同模号批

c.不同热处理炉号批，电镀槽号批

d.不同生产线批

e、不同尺寸状态

2.3 乙方产品必须是经检验部门检验合格并附有合格证的产品，合格证上应有产品名称、产品图号、批号、数量（一张合格证所认可的数量）检验员印章或签名、制造厂名、出厂日期等内容，对经加工的毛坯件，每批应同时提供出厂检验报告。

2.4 乙方交付产品时必须使用需方规定的包装物进行等量包装并在外包装箱上粘贴标识。

3、产品停用、复用

3.1 停用

3.1.1 乙方产品在甲方出现下列情况之一时，甲方有权发放停用通知。

a.现场装配中，出现批量质量问题单批造成 10%以上返工时。

b.甲方产品售出三包期内出现批量质量问题，造成 20 万元以上的损失以及出现安全事故时。

C.三包期后出现安全事故时。

3.1.2 乙方接停用通知后，应立即停产，查明原因，采取措施积极整改，5 日内提出原因分析及整改计划给甲方备案。

3.1.3 乙方某一产品停用后，停用期内自动取消其新品布点及新品招标资格，年度内同一产品两次被停用，甲方有权终止该品种的协作关系。

3.2 复用

3.2.1 乙方接到停用通知后，按照整改计划履行完甲方给予的处理内容，才能

向甲方提出书面复产申请（附整改报告）。

3.2.2 复用需对乙方进行评价，进行现场验证确认改善措施的有效性，并对样件进行鉴定及量产确认合格后方能被复用。

4、不合格品处理及质量索赔

入厂验收、生产过程及市场发生不合格时，按《违约索赔细则》执行

4.违约金、索赔

4.1 为保证上述条款的有效实施，特制订《违约索赔细则》如下：

产品质量	1	交验不合格退货	按当批采购金额的 1%索赔
	2	交验不合格让步接收	按当批采购金额的 1～3%索赔
	3	交验不合格进行分选处置，由需方分选的	按当批采购金额的 1%索赔，并承担分选费
	4	交验不合格进行分选处置，由供方分选的	按当批采购金额的 1%索赔
	5	退货产品，供方未返工闯关重复报检的	10,000 元/次索赔
	6	供方产品（鉴定样件除外）在单品试验、成品车可靠性、道路试验、台架试验、性能检测出现不合格，如属供方产品质量问题的	按实际检测费用的 2 倍索赔，其中道路试验按 1.2 元/公里计算。
	7	产品出现重大、批量质量问题，损失在 30000 元以下的	除直接损失全额索赔外还按 5,000 元/次进行追加索赔
	8	产品出现重大、批量质量问题，损失在 30000—50000 元的	除直接损失全额索赔外还按 10,000 元/次进行追加索赔
	9	产品出现重大、批量质量问题，损失在 50000 元以上的	除直接损失全额索赔外还按 20,000 元/次进行追加索赔
	10	因供方的产品质量问题，造成客户要求更换或索赔时	除全额承担索赔损失外，将简易款按 3000 元/辆退给乙方市场残车，将豪华款按 4000/辆退给乙方残车。
	11	因供方产品存在缺陷造成人身、他人财产损害的（包括质量法规定的超过三包期的情况）	所产生的费用由责任供方赔偿，还按损失价值 50%对供方进行追加索赔。
	12	在需方生产现场质量抽查、零部件检测抽查到的不合格品	200 元/件索赔

	13	因零部件出现质量问题造成返工、返修时所发生的工时费	对供方的索赔，按返工返修人员每小时的人工成本×返工返修工时计算
	14	停产误工费是指零部件出现质量问题或供货延误造成需方停线所产生的损失（按需方工作时间计算）	按总装线8元/分钟、部装及部装线线4元/分钟的标准对供方进行索赔
	15	供方所供的零部件因质量问题引起其他零部件报废所造成的损失	按连带报废零部件当前价格×报废数量对供方进行索赔
	16	国家或检测机构对需方进行的法规检查或抽查中发现由于零部件质量问题所造成不合格	按所受罚款的2倍对供方进行索赔
	17	对3C等强制认证资料变更或过期未及时通知需方	按10,000元/次索赔并并承担产生的全部损失
质量整改	1	因产品质量问题实施质量整改的供方，未按要求提交【质量整改计划】（未规定期限者，应在48小时内提供书面整改计划）	200元/次
	2	未按需方确认的【质量整改计划】实施质量整改	500元/次
	3	第一次整改不合格	200元/次
	4	第二次整改不合格	500元/次
	5	对于需方提出的整改要求不予理采的	按5000元/次索赔或取消配套资格
二级供方管理	1	对法规件，供方未将新引进的二次供方的资料及二级供方变更情况报需方备案	10000元/次
	2	对需方锁定的二级供方的变更未经需方同意	5000元/次
	3	对需方锁定的二级供方进行变更，未按要求整改的	5000元/次
工程变更	1	供方未经需方许可实施	2,000元/次
	2	工程更改（材质变更除外），造成产品质量出现问题	5,000元/次
	3	变更材质未经需方确认	10,000元/次
	4	供方未按需方《技术更改通知》要求的时间、内容执行	3,000元/次

4.2 针对市场因质量问题发生的一般索赔，索赔条款具体见《售后服务协议》。

4.3 乙方所供部件故障仅更换原部件即可排除的，按部件价值的20%向甲方支付违约金；所供部件质量问题导致部件总成及整车损失的，除按以上比例支付违约金外，乙方还应赔偿总成及整车损失。

甲方：江苏新日电动车股份有限公司

质量、技术负责人：

10年1月27日

乙方：

质量、技术负责人：

2010年2月27日

技术协议

甲方：江苏新日电动车股份有限公司
乙方：长兴昌盛电气有限公司

1.部件(表格内为甲方常用控制器规格，协议以乙方供货规格量为准)

产品名称	产品图号	规格型号（描述）
蓄电池	/	6-DZM-10（12V10Ah）
蓄电池	/	6-DZM-12（12V12Ah）
蓄电池	/	6-DZM-16（12V16Ah）
蓄电池	/	6-DZM-20（12V20Ah）
蓄电池	/	8-DZM-16（16V16Ah）
蓄电池	/	8-DZM-20（16V20Ah）

2.通则

2.1、甲方向乙方提供产品图纸或封样件或部件认证单等技术文件，乙方提供给甲方的部件必须符合甲方产品图纸或封样件或部件认证单等技术文件的要求。

2.2 属乙方产品图样及样件被甲方采用的。需按甲方确认的产品图样或封样件或部件认证单等技术文件的要求进行部件的生产。

2.3 新品送样件是通过模具、夹具、量具等工装具备条件下生产出来的，乙方送甲方不少于两件认证，甲方向乙方提交认证结论。属关、重部件按《关、重件生产准入管理办法》对新厂家考评。

2.4 量产中，涉及部件模具、夹具等工装与认证时变化，部件规格与认证时的变化，材料与认证时的变化，主要加工工艺与认证时的变化，发生上述重大变化乙方需征得甲方书面认可后方可变化。不许随意变更。

2.5 预防不良品发生，制定防止其再发生的对策。实施整改的对策及时反馈甲方。

2.6 涉及关、重部件要求乙方定期提交材质报告、理化性能的检测报告。

2.7 甲方有权对乙方的品质保证体系、工序过程一致性生产、产品设计、进行质量考评及审核。质量考评及审核不合格，则通知整改及削减供货比例、暂停供货，期限内整改后仍不合格则终止配套。

2.8 由于制造质量不良引起的一切经济损失和法律责任均由乙方承担。

2.9 乙方给甲方首次送样的产品应附有产品规格书。

3.部件详细技术要求：

序号	检查项目	重要度	规格	检查方法	检验频率	备注
1	外观					
1.1	外壳不变形、无漏液	重要项	/	目测	每批次	
1.2	有正负极性标志、商标型号、制造日期，标志清晰，不易变色脱落。	重要项	/	目测	每批次	
1.3	有环保、含镉标志	重要项	/	目测	每批次	
2	材料					
2.1	外壳	重要项	ABS	材质报告	每年	
2.2	正极板	重要项		材质报告	每年	
2.3	负极板	重要项		材质报告	每年	

3	外型尺寸					
3.1	6-DZM-10（12V10Ah）	一般项	151±1/98±1/94±2	卡尺、秤	每批次	4.1±0. 1Kg
3.2	6-DZM-12（12V12Ah）	一般项	151±1/98±1/96±2	卡尺、秤	每批次	4.3±0. 1Kg
3.3	6-DZM-16（12V16Ah）	一般项	151±1/98±1/118±2	卡尺、秤	每批次	5.5±0. 1Kg
3.4	6-DZM-20（12V20Ah）	一般项	181±1/76±1/170±2	卡尺、秤	每批次	6.9±0. 1Kg
3.5	8-DZM-16（16V16Ah）	一般项	200±1/100±1/118±2	卡尺、秤	每批次	7.4±0. 1Kg
3.6	8-DZM-20（16V20Ah）	一般项	250±1/100±1/126±2	卡尺、秤	每批次	9.0±0. 1Kg
4	主要性能					
4.1	蓄电池的极性应与正、负极性标志相符	重要项	/	数字表目测	每批次	
4.2	开箱后，12V 电池的开路电压不小于 13.15V，16V 电池的开路电压不小于 17.5V。	重要项	/	数字表测量	每批次	
4.3	36V 蓄电池组开路电压差不大于 30mV；48V 蓄电池组开路电压差不大于 40mV	重要项	/	数字表测量	每批次	
4.3	2 小时率放电时间不少于 120 分钟（25±2℃）	重要项	/	放电仪测试	每季度	
4.4	蓄电池在-20℃～45℃范围内能正常工作	重要项	/	仪器测试	每季度	
4.5	蓄电池在-15℃环境下容量不得低于额定容量的 70%。	重要项	/	仪器测试	每季度	
5	其它					
5.1	蓄电池其余性能应符合《GB/T22199-2008 电动助力车用密封铅酸》标准规定。	一般项	/	仪器测试	不定期	

4.其余补充条款：

4.1

4.2

5.本协议作为《部件采购合同》的附件，与《部件采购合同》具有同等法律效力。

6.本协议一式四份，甲、乙方各持两份；经双方签字、加盖公章后即日起生效。

甲方：江苏新日电动车股份有限公司

技术负责人：

年 月 日

乙方：长兴[illegible]有限公司

技术负责人：[illegible]

2010 年 2 月[illegible]日